Earnings per Share	12 Months Ended
Jun. 30, 2021
Earnings per Share
Earnings per Share

13.    Earnings per Share

Basic earnings per share are determined by dividing the net income for the period attributable to the ordinary shareholders of the MYT Netherlands B.V. by the basic weighted average number of ordinary shares outstanding during the period.

(in € thousands, except share and per share data)	Year Ended June 30,
	2019	2020	2021
Net income (loss) attributable to shareholders	1,651	6,350	(32,604)
Weighted average ordinary shares outstanding (basic and diluted)	70,190,687	70,190,687	77,360,088
Basic and diluted earnings per share	0.02	0.09	(0.42)

Basic earnings per share are calculated in accordance with IAS 33 (“Earnings per Share”) based on earnings attributable to the Company’s shareholders and the weighted average number of shares outstanding during the period. The ordinary shares outstanding used for computation of earnings per share reflect the Legal Reorganization, adjusted for the share split described in Note 20. This presentation is consistent with the principles in IAS 33.64, which requires calculation of basic and diluted earnings per share for all periods presented to be adjusted retrospectively if changes occur to the capital structure after the reporting period but before the financial statements are authorized for issue.

Diluted earnings per share are determined by dividing the net income for the period attributable to the ordinary shareholders by the diluted weighted average number of shares outstanding during the period. In fiscal 2019 and 2020, no share-based payment plans existed and thus no difference between basic and diluted earnings per share occurred. In 2021, ordinary shares with a dilutive effect (stock options) were excluded, because the effect would be anti-dilutive. Hence, the basic earnings per share correspond to diluted earnings per share in fiscal 2021 and prior periods.